EQ ADVISORS TRUSTSM

EQ/Franklin Moderate Allocation Portfolio

SUPPLEMENT DATED JULY 28, 2025, TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2025

This Supplement updates certain information about the EQ/Franklin Moderate Allocation Portfolio contained in the Summary Prospectus and Prospectus dated May 1, 2025, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1345 Avenue of the Americas, New York, New York 10105, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

Important Notice Regarding Changes to the Name, Investment Policy and Principal Investment Strategy of the EQ/Franklin Moderate Allocation Portfolio

The purpose of this Supplement is to provide you with information regarding changes to the EQ/Franklin Moderate Allocation Portfolio (the “Portfolio”).

The Board of Trustees of the Trust has approved certain changes with respect to the Portfolio, including: (1) a change in the Portfolio’s name to “EQ/JPMorgan Hedged Equity and Premium Income Portfolio” and corresponding changes to the Portfolio’s investment objective and principal investment strategy, including the adoption of a new, non‑fundamental 80% policy pursuant to which the Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in other mutual funds and exchange-traded securities of other investment companies or other investment vehicles (collectively, “Underlying Funds”) managed by J.P. Morgan Investment Management Inc. (“JPMorgan”); through its investments in JPMorgan Underlying Funds, the Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity investments and investments that generate premium income, including options and other derivative instruments structured to provide income from options and options strategies; (2) the termination of Franklin Advisers, Inc. (“Franklin”) as sub‑adviser to the Portfolio; and (3) an amendment to the Investment Advisory Agreement between the Trust and Equitable Investment Management Group, LLC (“EIM”) with respect to the Portfolio to reflect a decrease in the investment advisory fee rate. These changes are further described below.

In accordance with the changes approved by the Board of Trustees, effective on or about October 27, 2025, the Portfolio will change from a sub‑advised fund that invests directly in equity and fixed income securities and other instruments to a fund‑of‑funds managed by EIM that will seek to provide long term capital appreciation and current income while providing attractive risk-adjusted returns through hedged equity strategies and covered call option strategies. The Portfolio will pursue its investment objective by investing in JPMorgan Underlying Funds that provide exposure to broad U.S. equity markets while hedging overall market exposure and providing incremental income by selling call options through investments in equity-linked notes (“ELNs”). The Portfolio will retain the S&P 500® Index as its broad-based securities market index, but the Portfolio will also compare its performance to a new additional securities market index (i.e., the ICE BofA U.S. 3‑Month Treasury Bill Index), as well as a new composite index that combines the total return of the S&P 500® Index at a weighting of 60% and the total return of the ICE BofA U.S. 3‑Month Treasury Bill Index at a weighting of 40%.

In connection with these changes, the Portfolio will experience a transition period during which substantially all of the securities held in the Portfolio will be sold and the Portfolio’s securities holdings repositioned. The Portfolio may not pursue its investment objective and principal investment strategy during the transition period and may incur increased brokerage commissions and other transaction costs in connection with the repositioning of its securities holdings. The transition may be completed in several weeks, depending on market conditions, the particular circumstances of the transition, and other factors.

The following changes to the Summary Prospectus and Prospectus are effective on or about October 27, 2025:

The name of the Portfolio will change to “EQ/JPMorgan Hedged Equity and Premium Income Portfolio”, and all references to EQ/Franklin Moderate Allocation Portfolio are deleted and replaced with “EQ/JPMorgan Hedged Equity and Premium Income Portfolio”.

All references to Franklin as the sub‑adviser to the Portfolio are deleted.

The Portfolio’s Summary Prospectus is deleted in its entirety and replaced with the following:

EQ/JPMorgan Hedged Equity and Premium Income Portfolio1 — Class IB Shares
Summary Prospectus dated October 27, 2025

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), each dated October 27, 2025, as may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI, reports to shareholders and other information about the Portfolio online at https://equitable‑funds.com/allportfolios.aspx. You can also get this information at no cost by calling 1‑877‑222‑2144 or by sending an e‑mail request to service@equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code and certain other eligible investors and is not intended for use by other investors.

“J.P. Morgan” and “JPMorgan” are registered trademarks of J.P. Morgan Chase Bank, NA (“JPMC”) and have been licensed for use by Equitable Investment Management Group, LLC. EQ/JPMorgan Hedged Equity and Premium Income Portfolio is not sponsored, endorsed, or promoted by JPMC and JPMC makes no representation regarding the advisability of investing in EQ/JPMorgan Hedged Equity and Premium Income Portfolio.

Investment Objective: Seeks to provide long term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/JPMorgan Hedged Equity and Premium Income Portfolio	Class IB Shares
Management Fee[1]	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	0.18%
Acquired Fund Fees and Expenses[1]	0.34%
Total Annual Portfolio Operating Expenses[1]	1.47%
Fee Waiver and/or Expense Reimbursement[2]	(0.32)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.15%
[1]	Expenses have been restated to reflect current fees in connection with the Portfolio’s change from a fund that invests directly in securities and other instruments to a fund of funds.
[2]	Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Portfolio to limit the expenses of the Portfolio through April 30, 2027 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.15% for Class IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2027. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

[1]	Effective October 27, 2025, EQ/Franklin Moderate Allocation Portfolio was renamed EQ/JPMorgan Hedged Equity and Premium Income Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$117	$433	$772	$1,730

PORTFOLIO TURNOVER

The Portfolio will not incur transaction costs, such as commissions, when it buys and sells shares of other mutual funds, but it will incur transaction costs when it buys and sells other types of securities (including exchange traded securities of other investment companies or other investment vehicles) directly (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 11% of the average value of its portfolio. The portfolio turnover rate is that of the Portfolio when it followed a different principal investment strategy.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy

Under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in other mutual funds and exchange-traded securities of other investment companies or other investment vehicles (collectively, “Underlying Funds”) managed by J.P. Morgan Investment Management Inc. (“JPMorgan”); through its investments in JPMorgan Underlying Funds, the Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity investments and investments that generate premium income, including options and other derivative instruments structured to provide income from options and options strategies. Premium income generally refers to the income received on the sale of options.

The Portfolio seeks to provide attractive risk-adjusted returns consisting of a combination of capital appreciation and current income by allocating approximately 50% of its assets to Underlying Funds that employ hedged equity strategies (“Hedged Equity Strategy”) and approximately 50% of its assets to Underlying Funds that employ covered call option strategies (“Covered Call Strategy”). The Hedged Equity Strategy seeks capital appreciation for the Portfolio through participation in the broad U.S. equity markets while hedging overall market exposure to provide downside protection from certain, but not all, market declines. The Covered Call Strategy seeks current income for the Portfolio while maintaining prospects for capital appreciation. The combination of the Hedged Equity Strategy and the Covered Call Strategy is intended to provide both capital appreciation and current income in a single portfolio that also seeks to provide a measure of downside protection from certain, but not all, market declines. The Portfolio is not expected to provide downside protection under all circumstances when markets decline, including during times when the market is down only modestly or is down more than 20%; during such periods, the strategy is expected to perform in line with broad U.S. equity markets. In addition, because the Portfolio seeks lower relative volatility compared to the broad U.S. equity markets, the Portfolio may underperform the broad U.S. equity markets, particularly when the market is rising, and may not achieve the desired level of current income.

The Adviser selects the Underlying Funds in which to invest the Portfolio’s assets and actively manages the allocations among the Underlying Funds to achieve and maintain desired exposures. The Underlying Funds in which the Portfolio currently intends to invest are managed by JPMorgan. JPMorgan is not an affiliate of the Portfolio’s investment adviser, Equitable Investment Management Group, LLC (“EIM” or “Adviser”). JPMorgan is not the investment adviser or an investment sub‑adviser of the Portfolio. The Adviser may add new Underlying Funds, including Underlying Funds that are not managed by JPMorgan, or replace or eliminate existing Underlying Funds without notice or shareholder approval. The Underlying Funds have been selected to represent what the Adviser believes is a reasonable spectrum of investment options for the Portfolio. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Fund that the Adviser believes offers superior investment opportunities. The Portfolio may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying Fund) as deemed appropriate by the Adviser.

Hedged Equity Strategy

The Hedged Equity Strategy seeks capital appreciation through participation in the broad U.S. equity markets while hedging overall market exposure to provide downside protection from certain, but not all, market declines. The Hedged Equity Strategy uses an enhanced index strategy to invest in equity securities, which consist primarily of common stocks of large capitalization U.S. companies with market capitalizations similar to the market capitalizations of stocks within the universe of the S&P 500 Index. The enhanced index strategy may not invest in all of the stocks in the S&P 500 Index, and a position in an individual stock may be overweighted or underweighted when compared to the index. While sector by sector weightings will be similar to those of the S&P 500 Index, within each sector, equity securities that appear to be undervalued or fairly valued may be modestly overweighted while equity securities that appear to be overvalued may be modestly underweighted. Along with attractive valuation, the enhanced index strategy considers a number of other criteria, including: (i) catalysts that could trigger a rise in a stock’s price; (ii) impact on the overall risk of the portfolio relative to the S&P 500 Index; (iii) high perceived potential reward compared to perceived potential risk; and (iv) possible temporary mispricings caused by apparent market overreactions.

The Hedged Equity Strategy also employs an options overlay known as a “Put/Spread Collar” strategy designed to provide downside protection under the strategy. The Put/Spread Collar strategy involves the systematic purchase and sale (or “writing”) of exchange-traded put options and the writing of exchange-traded call options. The options will typically be based on the S&P 500 Index or on exchange-traded funds (“ETFs”) that replicate the S&P 500 Index (“S&P 500 Index ETFs”). Purchasing a put option gives the purchaser the right, but not the obligation, to sell shares of the underlying reference asset at an agreed upon price (strike price). These puts generally increase in price as the price of the reference asset falls, offering a measure of protection against falling market prices. Writing a put option obligates the seller to purchase shares of the underlying reference asset at a specified strike price. Simultaneously writing a put option at a lower strike price will partially offset the initial cost of the purchased put option. Writing a call option obligates the seller to sell shares of the underlying reference asset at a specified strike price. Writing a put option or a call option entitles the seller to a premium equal to the value of the option at the time of trade.

The combination of the diversified portfolio of equity securities, the downside protection from index put options, and the premium income received from writing index call options is intended to provide a portion of the returns associated with equity markets investments while hedging overall market exposure to provide downside protection from certain, but not all, market declines. Specifically, the Hedged Equity Strategy seeks to provide a competitive risk-adjusted return over a full market cycle (defined as three to five years) relative to the S&P 500 Index with lower volatility. The Hedged Equity Strategy may not provide the same market participation as other equity instruments, particularly in rising equity markets when the strategy is expected to underperform relative to the S&P 500 Index. In addition, as a result of the structure of the options overlay strategy, the strategy is not expected to provide downside protection under all circumstances when markets decline, including during times when the market is down only modestly or is down more than 20%; during such periods, the strategy is expected to perform in line with broad equity markets. There is no guarantee that the Hedged Equity Strategy will provide downside protection and lower volatility.

The Put/Spread Collar is constructed by purchasing a put option on the S&P 500 Index at a higher strike price while writing a put option on the same index at a relatively lower strike price, resulting in what is known as a put option spread, and simultaneously writing an S&P 500 Index call option for premium income that substantially offsets the costs associated with the put option spread.

Options are typically held for three-month periods (each, a “hedge period”) for the purpose of seeking to provide more predictable returns in any market cycle during the applicable hedge period. The put option spread is generally maintained at a level intended to reduce exposure to a market decline by offsetting losses resulting from a decrease in the market. As a result of writing call options to offset the costs associated with the put option spread, some upside may be foregone in a market environment in which the reference asset underlying the option appreciates above the strike price.

The Put/Spread Collar strategy is an actively managed process and is designed to provide a continuous market hedge. The put option spread is generally maintained at a level intended to provide protection for the Hedged Equity Strategy portfolio from a decrease in the market of 5% to 20%, with potential upside generally capped at 3.5‑5.5%. The upside cap could be more or less depending on market conditions. The options are systematically reset on at least a quarterly basis to better capitalize on current market conditions and opportunities while seeking to provide more predictable returns in all market cycles.

The options overlay strategy is intended to provide downside protection, while foregoing some upside potential. A put option spread seeks to protect against a decline in price, but only to the extent of the difference between the strike prices of the put option purchased and the put option sold. Entering into put option spreads is typically less expensive than a strategy of only purchasing put options and may create benefits in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection of the put option spread, however, is limited as compared to just owning a put option. The premiums received from writing index call options are intended to provide income that substantially offsets the cost of the put option spread, but writing the options also reduces the ability to profit from increases in the value of the equity portfolio because in rising markets the call option will be exercised once the market price rises to the option’s strike price. While the Put/Spread Collar is typically constructed utilizing index options, it may also be constructed utilizing options on S&P 500 Index ETFs.

Options positions are marked to market daily. The value of an option is affected by changes in the value and dividend rates of the securities represented in the S&P 500 Index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the S&P 500 Index and the remaining time to the option’s expiration, as well as trading conditions in the options market.

In addition, futures contracts, primarily futures on indexes, may be used to more effectively gain targeted equity exposure from cash positions and to hedge the portfolio when it is not possible to purchase or write the necessary options for the options overlay strategy. Derivatives such as futures, options and swaps may also be used to hedge various investments and for risk management. Under certain market conditions, the use of other derivatives for cash management or other investment management purposes could be significant.

Covered Call Strategy

The Covered Call Strategy seeks current income while maintaining prospects for capital appreciation and involves (1) investing in actively managed portfolios of equity securities comprised significantly of (but not limited to) those included in the S&P 500 Index and the Nasdaq‑100 Index® (each, an “Index”), which include both large and mid capitalization companies, and (2) through equity-linked notes (“ELNs”), selling call options with exposure to the Indexes. The Covered Call Strategy is designed to provide performance that captures a majority of the returns associated with each Index with lower volatility than the Index while also providing current income. Volatility is a statistical measure of the magnitude of changes in a portfolio’s returns. Higher volatility generally indicates higher risk and often results in more frequent and sometimes significant changes in returns. The strategy employs fundamental research and data science techniques to identify equity securities with attractive valuations relative to their associated risks, and considers a number of other criteria including: (i) catalysts, such as improving company fundamentals, that could trigger a rise in a stock’s price; (ii) impact of risks such as sensitivity to changes in macroeconomic conditions, competitive risks from other companies, and operational risks related to a company’s business model; (iii) high perceived potential reward compared to perceived potential risk; and (iv) possible temporary mispricings caused by apparent market overreactions.

The Covered Call Strategy seeks to generate income by investing in ELNs. ELNs are structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates, and that are designed to offer a return linked to the underlying instrument within the ELN. The ELNs utilized in connection with the Covered Call Strategy are derivative instruments that are specially designed to combine the economic characteristics of an Index and written call options in a single note form and are not traded on an exchange. The options underlying the ELNs will be based on an Index or on ETFs that replicate an Index. Selling a call option entitles the seller to a premium equal to the value of the option at the time of trade. The ELNs are structured to use a covered call strategy and have short call positions embedded within them. Purchasing an ELN from an issuing counterparty entitles the purchaser to the premium generated by the short call position within the ELN. Therefore, the ELNs purchased as part of the Covered Call Strategy provide recurring cash flow based on the premiums received from selling the call options and are an important source of the Covered Call Strategy’s (and thus the Portfolio’s) return. Selling call options within an ELN as part of the Covered Call Strategy generates premium income but limits the opportunity to profit from an increase in the market value of either the applicable Index or ETF to the exercise price (plus the premium received). The maximum potential gain on an underlying instrument within an ELN will be equal to the difference between the exercise price and the purchase price of the applicable Index or ETF at the time the option is written, plus the premium received. Investing in ELNs could also reduce volatility because the income from the ELNs would reduce potential losses incurred by the equity component of the Covered Call Strategy. The ELNs are reset periodically to seek to better capitalize on current market conditions and opportunities; these resets assist in seeking to provide relatively stable returns.

Depending on market conditions during a particular time in a market cycle, the Portfolio’s volatility at that time may not be lower than that of the Indexes. Because the Covered Call Strategy seeks lower relative volatility, the Portfolio may underperform the Indexes, particularly in rising markets. In addition, there is no guarantee that the Covered Call Strategy will generate distributable income.

Principal Risks

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio is also subject to the risks associated with the investments of the Underlying Funds; please see the “Underlying Funds” section of the Portfolio’s Prospectus for additional information about these risks.

The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order. In this section, the term “Portfolio” may include the Portfolio, an Underlying Fund, or both.

Market Risk — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.

Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.

Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.

In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapidly growing use of artificial intelligence technologies, including by market participants, may include significant risks to global financial markets.

Equity Risk — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down.

However, stock markets also can move up and down rapidly and unpredictably. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Portfolio may experience a significant or complete loss on its investment in an equity security.

Hedged Equity Strategy Risk — The Hedged Equity Strategy may not provide the same market participation as other equity instruments, particularly in rising equity markets when it is expected to underperform traditional long-only equity strategies. In addition, as a result of the structure of the options overlay strategy, the strategy is not expected to provide market protection under all circumstances when markets decline, including during times when the market is down only modestly or when it is down more than 20%; during such periods, the strategy is expected to perform in line with broad equity markets. There is no guarantee that the Hedged Equity Strategy will provide downside protection and lower volatility.

Covered Call Strategy Risk — The Covered Call Strategy involves writing (selling) covered call options in return for the receipt of premiums and entering into derivatives transactions that provide similar investment exposure (including through the use of ELNs). In general, under the Covered Call Strategy, the seller of the option receives cash (the options premium) but limits or gives up the opportunity to profit from price increases in the underlying instrument above the exercise price of the options and also remains subject to the risk of underlying instrument price declines. In a rising market, the option may require an underlying asset to be sold at an exercise price that is lower than the market price. In addition, in a declining market, the premiums received from the options may not be sufficient to offset any losses sustained from underlying instrument price declines. Exchanges may suspend the trading of options during periods of abnormal market volatility. Suspension of trading may mean that an option seller is unable to sell options at a time when it may be desirable or advantageous to do so. Because the Covered Call Strategy seeks lower relative volatility, the Portfolio may underperform the Indexes, particularly in rising markets. In addition, depending on market conditions during a particular time in a market cycle, the Portfolio’s volatility at that time may not be lower than that of the Indexes. Moreover, there is no guarantee that the Covered Call Strategy will generate income or that any such income will be paid at a relatively stable level.

Options Risk — The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying reference asset. There can be no guarantee that the use of options will increase the Portfolio’s return or income. When the Portfolio writes a covered call option, it assumes the risk that it will have to sell the underlying security at an exercise price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. If a call option that the Portfolio has written is exercised, the Portfolio will experience a gain or loss from the sale of the underlying security. If a call option that the Portfolio has written expires unexercised, the Portfolio will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying security during the option period. When the Portfolio writes a call option on an index, it gives up the opportunity to profit from an increase in the market value of the index above the exercise price. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. The Portfolio also risks losing all or part of the cash paid for purchasing put options.

Equity-Linked Notes Risk — When the Portfolio, through an investment in an Underlying Fund, sells call options within an ELN, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying instrument because of the limits relating to the call options written within the particular ELN. Investing in ELNs may be more costly to the Portfolio than if the Portfolio had invested in the underlying instruments directly. Investments in ELNs often have risks similar to the underlying instruments, which include market risk. In addition, since ELNs are in note form, ELNs are subject to certain debt securities risks, such as credit or counterparty risk. Should the prices of the underlying instruments move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Portfolio’s entire principal investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. A lack of liquidity may also cause the value of the ELN to decline. In addition, ELNs may exhibit price behavior that does not correlate with the underlying instruments. The Portfolio’s ELN investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Portfolio’s ELN investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

Asset Allocation Risk — The Portfolio’s investment performance depends upon how its assets are allocated across various asset classes and how its assets are invested within those asset classes. Some asset classes and investments may perform below expectations, or below the securities markets generally, over short and extended periods. The allocation strategies used and the allocation and investment decisions made could cause the Portfolio to lose value and may not produce the desired results.

Risks Related to Investments in Underlying Funds — When the Portfolio invests in Underlying Funds, it will indirectly bear its proportionate share of the fees and expenses incurred by those Underlying Funds. These fees and expenses are in addition to the advisory fees and other expenses that the Portfolio and its shareholders bear directly in connection with the Portfolio’s own operations. As a result, the Portfolio’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Portfolio. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying Funds, as well as the ability of the Underlying Funds to generate favorable performance. The Underlying Funds’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance.

The Portfolio’s net asset value is subject to fluctuations in the net asset values of the mutual funds and the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying Funds invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying Funds to meet their respective investment objectives. The Portfolio and the Underlying Funds are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, portfolio management risk, and regulatory risk. In addition, to the extent the Portfolio invests in Underlying Funds that invest in equity securities, the Portfolio is subject to the risks associated with investing in such securities. An actively managed ETF’s performance will reflect its manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. Furthermore, it is possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Fund, which will vary.

Portfolio Management Risk — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.

Derivatives Risk — The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns and increase the volatility of the Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Portfolio, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Portfolio may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Changes to the regulation of derivatives markets and mutual funds’ use of derivatives may impact the Portfolio’s ability to maintain its investments in derivatives, make derivatives more costly, limit their availability, adversely affect their value or performance, or otherwise disrupt markets.

Futures Contract Risk — The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Large‑Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk — The Portfolio’s investments in derivatives may involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.

When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Portfolio’s use of any leverage will be successful.

Mid‑Cap Company Risk — Mid‑cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.

Sector Risk — From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.

Financial Services Sector Risk – The value of securities issued by companies in the financial services sector may be adversely affected by, among other factors, the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation, and price competition. The financial services sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.

Information Technology Sector Risk – Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; rapid product obsolescence due to technological developments and frequent new product introduction; general economic conditions; and legislative or regulatory changes. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.

Short Position Risk — The Portfolio may engage in short sales and may enter into derivative contracts and other transactions that have the economic effect of taking a short position on an index or another asset. The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Short sales present a risk of unlimited loss on an individual security basis, particularly in cases where the Portfolio is unable, for whatever reason, to close out its short position, because the Portfolio may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. In addition, by investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns. Market or other factors may prevent the Portfolio from closing out a short position at the most desirable time or at a favorable price.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one‑year, five-year and since inception periods through December 31, 2024, compared to the returns of a broad-based securities market index. The additional securities market index and the composite index show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies. Past performance is not an indication of future performance.

Performance for periods prior to October 27, 2025, is that of the Portfolio when it invested directly in securities and other instruments, had a different investment objective, had different investment policies and strategies, and was managed by a sub‑adviser under the name “EQ/Franklin Moderate Allocation Portfolio”. If the Portfolio had historically been managed using its current investment policies and strategies, the performance of the Portfolio would have been different.

Effective October 27, 2025, the Portfolio is managed by the Adviser as a fund‑of‑funds and pursues its investment objective by investing in unaffiliated mutual funds and exchange-traded funds, which incur their own operating costs and expenses, including management fees payable to their investment adviser. The performance of the Portfolio as a fund‑of‑funds will reflect the impact of these operating costs and expenses.

Effective October 27, 2025, the ICE BofA U.S. 3‑Month Treasury Bill Index replaced the Bloomberg U.S. Intermediate Government Bond Index as an additional securities market index. In addition, the EQ/JPMorgan Hedged Equity and Premium Income Index (60% S&P 500® Index / 40% ICE BofA U.S. 3‑Month Treasury Bill Index), a composite index, replaced the EQ/Franklin Moderate Allocation Index (45% Bloomberg U.S. Treasury Bond 3‑7 Year Index / 26.5% MSCI EAFE® Index / 7.5% S&P MidCap 400 Index / 17% S&P 500® Index / 4% Russell 2000® Index), also a composite index.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Performance information for periods prior to October 27, 2025, shown in the bar chart and table below is that of the Portfolio when it was managed by a sub‑adviser under the name “EQ/Franklin Moderate Allocation Portfolio”.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	7.98%	2023 4th Quarter

Worst quarter (% and time period)	-8.77%	2022 2nd Quarter

Average Annual Total Returns

	One Year	Five Years	Since Inception	Inception Date
EQ/JPMorgan Hedged Equity and Premium Income Portfolio — Class IB	7.05%	2.80%	4.44%	02/22/2016
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	15.51%
EQ/JPMorgan Hedged Equity and Premium Income Index[1] (reflects no deduction for fees, expenses, or taxes)	16.89%	9.99%	10.13%
ICE BofA U.S. 3‑Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	5.28%	2.48%	2.00%
[1]	The composite index is a hypothetical combination of unmanaged indexes composed of the S&P 500® Index and ICE BofA U.S. 3‑Month Treasury Bill Index at weightings of 60% and 40%, respectively.

WHO MANAGES THE PORTFOLIO

Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for selecting the Underlying Funds in which the Portfolio invests are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	December 2015
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	December 2015
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of EIM	October 2025
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of EIM	October 2025
Kevin McCarthy	Vice President and Assistant Portfolio Manager of EIM	October 2025

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace sub‑advisers for the Portfolio and enter into and amend sub‑advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. If the Board of Trustees approves the hiring of sub‑advisers, the Adviser is responsible for overseeing the sub‑advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser may not enter into a sub‑advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub‑advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and The Equitable 401(k) Plan. Shares also may be sold to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

*****

The section of the Prospectus entitled “More information on fees and expenses – Advisory Fees” is amended to include the following information:

Effective October 27, 2025, the contractual rate of the advisory fee (as a percentage of the Portfolio’s average daily net assets) payable by the EQ/JPMorgan Hedged Equity and Premium Income Portfolio changed to the contractual fee rate shown in the following table.

Portfolio	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/JPMorgan Hedged Equity and Premium Income Portfolio	0.700%	0.650%	0.625%	0.600%	0.575%

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The section of the Prospectus entitled “More information on strategies, risks, benchmarks and underlying ETFs – Benchmarks and other Indexes” is amended to remove the EQ/Franklin Moderate Allocation Index and include the following information:

EQ/JPMorgan Hedged Equity and Premium Income Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the S&P 500® Index at a weighting of 60% and the ICE BofA U.S. 3‑Month Treasury Bill Index at a weighting of 40%.

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The title of the section “More information on strategies, risks, benchmarks and underlying ETFs” is changed to “More information on strategies, risks, benchmarks and underlying funds and ETFs” and the section is amended to include the following information:

Underlying Funds

The following is additional information regarding the Underlying Funds in which the EQ/JPMorgan Hedged Equity and Premium Income Portfolio currently may invest, including investment objectives, principal investment strategies and principal investment risks identified by the Underlying Funds. If you would like more information about the Underlying Funds, their Prospectuses and Statements of Additional Information are available by contacting your financial professional. The information below is derived from disclosures contained in each Underlying Fund’s Prospectus. The Adviser makes no representations regarding the accuracy or completeness of this information. The Adviser may add new Underlying Funds or replace or eliminate existing Underlying Funds without notice or shareholder approval. The Adviser’s selection of Underlying Funds could have a positive or negative impact on its or its affiliates’ revenues and/or profits.

Underlying Fund	Investment Objective	Principal Investment Strategy	Principal Investment Risks
JPMorgan Hedged Equity Fund	Seeks to provide capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund uses an enhanced index strategy to invest in these equity securities, which primarily consist of common stocks of large capitalization U.S. companies. The Fund will also systematically purchase and sell exchange traded put options and sell exchange traded call options, employing an option overlay known as a “Put/Spread Collar” strategy. The options may be based on the S&P 500 Index or on exchange-traded funds that replicate the S&P 500 Index. The Fund typically holds options for three month periods (each, an “hedge period”) for the purpose of seeking to provide more predictable returns in any market cycle during the applicable hedge period. The quarterly hedge periods are based on returns from the first business day of January through the last business day of March; the first business day of April through the last business day of June; the first business day of July through the last business day of September; and the first business day of October through the last business day of December.
•  Equity Market Risk
•  General Market Risk
•  Strategy Risk
•  Options Risk
•  Large Cap Company Risk
•  Mid Cap Company Risk
•  Derivatives Risk
•  Industry and Sector Focus Risk
•  Technology Sector Risk
•  Transactions Risk

Underlying Fund	Investment Objective	Principal Investment Strategy	Principal Investment Risks
JPMorgan Hedged Equity 2 Fund	Seeks to provide capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund uses an enhanced index strategy to invest in these equity securities, which primarily consist of common stocks of large capitalization U.S. companies. The Fund will also systematically purchase and sell exchange traded put options and sell exchange traded call options, employing an option overlay known as a “Put/Spread Collar” strategy. The options may be based on the S&P 500 Index or on exchange-traded funds that replicate the S&P 500 Index. The Fund typically holds options for three month periods (each, an “hedge period”) for the purpose of seeking to provide more predictable returns in any market cycle during the applicable hedge period. The quarterly hedge periods are based on returns from the first business day of February through the last business day of April; the first business day of May through the last business day of July; the first business day of August through the last business day of October; and the first business day of November through the last business day of January of the following calendar year.
•  Equity Market Risk
•  General Market Risk
•  Strategy Risk
•  Options Risk
•  Large Cap Company Risk
•  Mid Cap Company Risk
•  Derivatives Risk
•  Industry and Sector Focus Risk
•  Technology Sector Risk
•  Transactions Risk

Underlying Fund	Investment Objective	Principal Investment Strategy	Principal Investment Risks
JPMorgan Hedged Equity 3 Fund	Seeks to provide capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund uses an enhanced index strategy to invest in these equity securities, which primarily consist of common stocks of large capitalization U.S. companies. The Fund will also systematically purchase and sell exchange traded put options and sell exchange traded call options, employing an option overlay known as a “Put/Spread Collar” strategy. The options may be based on the S&P 500 Index or on exchange-traded funds that replicate the S&P 500 Index. The Fund typically holds options for three month periods (each, an “hedge period”) for the purpose of seeking to provide more predictable returns in any market cycle during the applicable hedge period. The quarterly hedge periods are based on returns from the first business day of March through the last business day of May; the first business day of June through the last business day of August; the first business day of September through the last business day of November; and the first business day of December through the last business day of February of the following calendar year.
•  Equity Market Risk
•  General Market Risk
•  Strategy Risk
•  Options Risk
•  Large Cap Company Risk
•  Mid Cap Company Risk
•  Derivatives Risk
•  Industry and Sector Focus Risk
•  Technology Sector Risk
•  Transactions Risk

Underlying Fund	Investment Objective	Principal Investment Strategy	Principal Investment Risks
JPMorgan Equity Premium Income ETF	Seeks current income while maintaining prospects for capital appreciation.
The Fund seeks to achieve its objective by (1) creating an actively managed portfolio of equity securities comprised significantly of those included in the Fund’s primary benchmark, the Standard & Poor’s 500 Total Return Index (S&P 500 Index) and (2) through equity-linked notes (ELNs), selling call options with exposure to the S&P 500 Index. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. In order to generate income, the Fund may invest up to 20% of its net assets in ELNs.

•  Equity Market Risk
•  General Market Risk
•  Strategy Risk
•  Equity-Linked Notes Risk
•  Covered Call Strategy Risk
•  Large Cap Company Risk
•  Smaller Company Risk
•  Industry and Sector Focus Risk
•  Financials Sector Risk
•  High Portfolio Turnover Risk
•  ETF Shares Trading Risk
•  Authorized Participant Concentration Risk

JPMorgan Nasdaq Equity Premium Income ETF	Seeks current income while maintaining prospects for capital appreciation.	The Fund seeks to achieve its objective by (1) creating an actively managed portfolio of equity securities comprised significantly of those included in the Fund’s primary benchmark, the Nasdaq‑100 Index®, and (2) through equity-linked notes (ELNs), selling call options with exposure to the benchmark. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets plus the amount of borrowings for investment purposes. In order to generate income, the Fund may invest up to 20% of its net assets in ELNs.
•  Equity Market Risk
•  General Market Risk
•  Strategy Risk
•  Equity-Linked Notes Risk
•  Covered Call Strategy Risk
•  Data Science Investment Approach Risk
•  Large Cap Company Risk
•  Smaller Company Risk
•  Industry Concentration Risk
•  Industry and Sector Focus Risk
•  Technology Exposure Risk
•  Non‑Diversified Fund Risk
•  High Portfolio Turnover Risk
•  ETF Shares Trading Risk
•  Authorized Participant Concentration Risk